                    SECOND AMENDMENT TO CREDIT AGREEMENT

     This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is
                                                      ----------------
entered into as of March 28, 2001 among Mail-Well I Corporation, a Delaware corporation (the "Company"), as borrower, Mail-Well, Inc., a Colorado
                  -------
corporation (the "Parent"), and certain other U.S. Subsidiaries of the
                  ------
Parent, as guarantors, the several financial institutions from time to time party to the Credit Agreement referred to below (individually, a "Lender"
                                                                  ------
and, collectively, the "Lenders"), ABN AMRO Bank N.V., as syndication agent,
                        -------
The Bank of Nova Scotia, as documentation agent, SunTrust Bank, Union Bank of California, N.A. and Wells Fargo Bank, N.A., as managing agents, and Bank of America, N.A., as Issuing Bank, Swingline Bank and as administrative agent for itself and the other Lenders (in such capacity, the "Agent").
                                                               -----

     WHEREAS, the Company, the Parent and the other Loan Parties, the Lenders and the Agent entered into a Credit Agreement dated as of February 18, 2000, as amended by that certain First Amendment to Credit Agreement dated as of July 28, 2000 (as so amended, the "Credit Agreement"); and
                                   ----------------

     WHEREAS, the Company has requested that the Majority Lenders agree to certain amendments to the Credit Agreement, and the Majority Lenders have agreed to such request, subject to the terms and conditions of this Second Amendment;

     NOW, THEREFORE, the parties hereto agree as follows:

1.   Definitions; References; Interpretation.
     ---------------------------------------

     (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

     (b) Each reference to "this Second Amendment", "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Credit Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date refer to the Credit Agreement as amended hereby.

     (c) The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Second Amendment.

2.   Amendments to the Credit Agreement. Subject to the terms and conditions
     ----------------------------------
hereof, the Credit Agreement is amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 4 (the "Effective Date"):
                                                               --------------

     (a) Subsection 8.21(b) of the Credit Agreement is amended and restated in its entirety as follows:

     "(b)   The Parent shall not permit the Total Leverage Ratio as of the last day of any fiscal quarter to be greater than (i) 4.50 to 1.00 for the fourth fiscal quarter of 2000, for each of the first, second, third and fourth fiscal quarters of 2001, and for the first fiscal quarter of

2002, (ii) 4.25 to 1.00 for the second fiscal quarter of 2002, and (iii) 4.00 to 1.00 for the third fiscal quarter of 2002 and each fiscal quarter ending thereafter; provided that, at any time on or after the Collateral Release
            --------
Date, the Parent shall not permit the Total Leverage Ratio to be greater than 3.50 to 1.00."

     (b)   Annex I to the Credit Agreement is amended and restated in its
           -------
entirety as set forth on Annex I to this Second Amendment.
                         -------
3.   Representations and Warranties. The Parent and the Company hereby
     ------------------------------
represent and warrant to the Agent and the Lenders as follows:

     (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

     (b) The execution, delivery and performance by the Parent, the Company and the other Loan Parties of this Second Amendment and the Credit Agreement (as amended by this Second Amendment) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

     (c) This Second Amendment and the Credit Agreement (as amended by this Second Amendment) constitute the legal, valid and binding obligations of the Parent, the Company and each other Loan Party, enforceable against it in accordance with their respective terms.

     (d) All representations and warranties of the Parent, the Company and the other Loan Parties contained in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to the last day of the most recent quarter and year for which financial statements have then been delivered in respect of the representation and warranty made in subsection 6.11(a) of the Credit Agreement and to take into account any amendments to the Schedules to the Credit Agreement and other disclosures made in writing by the Parent or the Company to the Agent and the Lenders after the Closing Date and approved by the Agent and the Majority Lenders).

     (e) The Parent, the Company and each other Loan Party is entering into this Second Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Lenders or any other
Person.

     (f) The Parent's, the Company's and each other Loan Party's obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4.   Conditions of Effectiveness.
     ---------------------------

     (a) The effectiveness of Section 2 of this Second Amendment shall be subject to the satisfaction of each of the following conditions precedent:

           (1) The Agent shall have received from the Company all amounts payable under that certain fee letter dated as of March 28, 2001 delivered by the Company to the Agent in connection herewith.

           (2) The Agent shall have received from the Parent, the Company and each other Loan Party and the Majority Lenders a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Second Amendment.

           (3) The Agent shall have received all other documents it or the Majority Lenders may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Agent and the Majority Lenders.

           (4) The representations and warranties in Section 3 of this Second Amendment shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

     (b) For purposes of determining compliance with the conditions specified in Section 4(a), each Lender that has executed this Second Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required hereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

     (c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

     (d) The Agent will notify the Parent, the Company and the Lenders of the occurrence of the Effective Date.

5.   Consent of Guarantors. Each of the Parent and the other Guarantors,
     ---------------------
in its capacity as a Guarantor, acknowledges that its consent to this Second Amendment and the amendments to the Credit Agreement contemplated hereby is not required, but each of such Persons nevertheless does hereby consent to this Second Amendment and the amendments to the Credit Agreement contemplated hereby and to the documents and agreements referred to herein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the Parent or any of the other Guarantors or the Collateral Documents executed by the Parent or any of the other Guarantors in the Agent's and the Lenders' favor, or any other Loan Document executed by the Parent or any of the other Guarantors (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

6.   Miscellaneous.
     -------------
     (a) The Parent, the Company and each other Loan Party acknowledges and agrees that the execution and delivery by the Agent and the Majority Lenders of this Second Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

     (b) This Second Amendment and the Credit Agreement as amended by this Second Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

     (c) This Second Amendment shall be governed by and construed in accordance with the law of the State of California, provided that the Agent
                                                    --------
and the Lenders shall retain all rights arising under Federal law.

     (d) This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or any Loan Party shall bind such Lender or such Loan Party, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

     (e) This Second Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Second Amendment supersedes all prior drafts and communications with respect hereto. This Second Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

     (f) If any term or provision of this Second Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Second Amendment, the Credit Agreement or the other Loan Documents.

     (g) The Company agrees to pay or reimburse BofA (including in its capacity as Agent), upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, negotiation, execution and delivery of this Second Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.

                                    MAIL-WELL, INC.


                                    By:    /s/ Robert Meyer
                                       -------------------------------------
                                           Robert Meyer

                                    Title: V.P. Treasury and Tax

                                    MAIL-WELL I CORPORATION

                                    By:    /s/ Robert Meyer
                                       ------------------------------------
                                           Robert Meyer

                                    Title: V.P. Treasury and Tax

                                    EACH SUBSIDIARY GUARANTOR LISTED ON
                                    ANNEX II

                                    By:    /s/ Robert Meyer
                                       ------------------------------------
                                           Robert Meyer

                                    Title: V.P. Treasury and Tax

                                    BANK OF AMERICA, N.A., as Agent, Issuing
                                    Bank, Swingline Bank and as a Lender

                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.

                                    MAIL-WELL, INC.


                                    By:
                                       ------------------------------------

                                    Title:
                                          ---------------------------------

                                    MAIL-WELL I CORPORATION

                                    By:
                                       ------------------------------------

                                    Title:
                                          ---------------------------------

                                    EACH SUBSIDIARY GUARANTOR LISTED ON
                                    ANNEX II

                                    By:
                                       ------------------------------------

                                    Title:
                                          ---------------------------------

                                    BANK OF AMERICA, N.A., as Agent, Issuing
                                    Bank, Swingline Bank and as a Lender

                                    By:    /s/ Kevin C. Leader
                                       ------------------------------------
                                           Kevin C. Leader

                                    Title: Managing Director

                                    ABN AMRO BANK N.V.


                                    By:    /s/ Mary L. Honda
                                       -------------------------------------
                                           Mary L. Honda

                                    Title: Group Vice President



                                    By:    /s/ Christopher Luke
                                       -------------------------------------
                                           Christopher Luke

                                    Title: Senior Vice President
                                           Diversified Industries Central

                                    BANK OF CHINA, LOS ANGELES BRANCH


                                    By:    /s/ Luo Xiaoming
                                       -------------------------------------
                                           Luo Xiaoming

                                    Title: Branch Manager

                                    Dated: 3/27/01
                                           ---------------------------------




















BANK OF CHINA SIGNATURE PAGE
MAIL-WELL CORP. - BANK OF AMERICA
FINAL SECOND AMENDMENT TO MAIL-WELL I CREDIT AGREEMENT

                                    BANK OF HAWAII


                                    By:    /s/ Andrew Ishii
                                       -------------------------------------
                                           Andrew Ishii

                                    Title: Vice President

                                    THE BANK OF NEW YORK


                                    By:    /s/ Lisa Y. Brown
                                       -------------------------------------
                                           Lisa Y. Brown

                                    Title: Vice President

                                    THE BANK OF NOVA SCOTIA


                                    By:    /s/ Signature
                                       -------------------------------------

                                    Title: Managing Director

                                 BHF (USA) CAPITAL CORPORATION


                                 By:    /s/ Hans J. Scholz     /s/ Jennifer M. U
                                    --------------------------------------------
                                        Hans J. Scholz             Jennifer M. U

                                 Title: Vice President             Associate

                                    BNP PARIBAS


                                    By:    /s/ David W. Low
                                       -------------------------------------
                                           David W. Low

                                    Title: Director

                                    THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                    By:    /s/ Undrae L. Mitchell
                                       -------------------------------------
                                           Undrae L. Mitchell

                                    Title: Senior Credit Analyst

                                    COMERICA BANK


                                    By:    /s/ Signature
                                       -------------------------------------

                                    Title: Assistant Vice President

                                    THE DAI-ICHI KANGYO BANK LIMITED


                                    By:    /s/ Signature
                                       -------------------------------------

                                    Title: Vice President

                                    FIRST UNION NATIONAL BANK


                                    By:    /s/ Signature
                                       -------------------------------------

                                    Title: Vice President

                                    FIRSTAR BANK, N.A.


                                    By:    /s/ Signature
                                       -------------------------------------

                                    Title: Vice President

                                    FLEET NATIONAL BANK


                                    By:    /s/ Jeffrey C. Lynch
                                       -------------------------------------
                                           Jeffrey C. Lynch

                                    Title: Managing Director

                                    THE FUJI BANK, LTD.


                                    By:    /s/ Masahito Fukuda
                                       -------------------------------------
                                           Masahito Fukuda

                                    Title: Senior Vice President

                                    GMAC COMMERCIAL CREDIT LLC


                                    By:    /s/ Signature
                                       -------------------------------------

                                    Title: Senior Vice President

                                    HARRIS TRUST AND SAVINGS BANK


                                    By:    /s/ Scott M. Ferris
                                       -------------------------------------
                                           Scott M. Ferris

                                    Title: Managing Director

Second Amendment to Mail-Well Credit Agreement dated 28 March 2001-03-28
------------------------------------------------------------------------





                                    IKB Deutsche Industriebank AG
                                    Luxembourg Branch
                                    as a Lender

                                    By:    /s/ Signature
                                       -------------------------------------
                                           Name

                                    Title: Manager


                                    By:    /s/ Manfred Ziwey
                                       -------------------------------------
                                           Manfred Ziwey

                                    Title: Director

                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                   NEW YORK BRANCH


                                   By:    /s/ Ryusuke Aya
                                      -----------------------------------------
                                          Ryusuke Aya

                                   Title: Senior Vice President, Houston Office

                                    KEYBANK NATIONAL ASSOCIATION


                                    By:    /s/ Cheryl L. Ebner
                                       -------------------------------------
                                           Cheryl L. Ebner

                                    Title: Senior Vice President

                                    THE MITSUBISHI TRUST & BANKING CORPORATION


                                    By:    /s/ Signature
                                       ---------------------------------------

                                    Title: Senior Vice President

                                    NATIONAL CITY BANK


                                    By:    /s/ Peter W. Richer
                                       -------------------------------------
                                           Peter W. Richer

                                    Title: Vice President

                                    NORWEST BANK COLORADO, N.A.


                                    By:    /s/ Catherine M. Jones
                                       -------------------------------------

                                    Title: Vice President

                                    SUNTRUST BANK


                                    By:    /s/ Charles C. Pick
                                       -------------------------------------
                                           Charles C. Pick

                                    Title: Vice President

                                    TRANSAMERICA BUSINESS CAPITAL CORPORATION, as successor in interest to Transamerica Business Credit Corporation


                                    By:    /s/ Signature
                                       -------------------------------------

                                    Title: Senior Vice President

                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:    /s/ Signature
                                       -------------------------------------

                                    Title: Vice President

                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:    /s/ Signature
                                       -------------------------------------

                                    Title: Vice President

                                    WASHINGTON MUTUAL BANK, FA, as
                                    successor in interest to BANK UNITED FSB


                                    By:    /s/ David M. Purcell
                                       -------------------------------------
                                           David M. Purcell

                                    Title: Vice President

Signature page to the Second Amendment to MAIL-WELL CREDIT AGREEMENT


Addison CDO, Limited (Acct 1279)
By:   Pacific Investment Management Company LLC,
      as its Investment Advisor


      By:    /s/ Mohan V. Phansalkar
        --------------------------------
             Mohan V. Phansalkar
             Executive Vice President

                                    AIMCO CDO Series 2000-A


                                    By:    /s/ Jerry D. Zinkula
                                       -------------------------------------
                                           Jerry D. Zinkula

                                    Title: Authorized Signatory


                                    By:    /s/ Patricia W. Wilson
                                       -------------------------------------
                                           Patricia W. Wilson

                                    Title: Authorized Signatory

                                    ALLSTATE LIFE INSURANCE COMPANY


                                    By:    /s/ Jerry D. Zinkula
                                       -------------------------------------
                                           Jerry D. Zinkula

                                    Title: Authorized Signatory


                                    By:    /s/ Patricia W. Wilson
                                       -------------------------------------
                                           Patricia W. Wilson

                                    Title: Authorized Signatory

Signature page to the Second Amendment to MAIL-WELL CREDIT AGREEMENT


Athena CDO, Limited (Acct 1277)
By:   Pacific Investment Management Company LLC,
      as its Investment Advisor


      By:    /s/ Mohan V. Phansalkar
        --------------------------------
             Mohan V. Phansalkar
             Executive Vice President

                                    BALANCE HIGH-YIELD FUND I LTD.
                                    BY: ING Capital Advisors LLC,
                                        as Asset Manager

                                    By:    /s/ Michael J. Campbell
                                       -------------------------------------
                                           Michael J. Campbell

                                    Title: Managing Director

Signature page to the Second Amendment to MAIL-WELL CREDIT AGREEMENT


CAPTIVA III Finance Ltd. (Acct. 275),
as advised by Pacific Investment Management Company LLC

By: /s/ David Dyer
   -------------------------------
    Name:    David Dyer
         -------------------------
    Title:   Director
          ------------------------

Signature page to the Second Amendment to MAIL-WELL CREDIT AGREEMENT


CAPTIVA IV Finance Ltd. (Acct. 1275),
as advised by Pacific Investment Management Company LLC

By: /s/ David Dyer
   --------------------------------
    Name:    David Dyer
         -------------------------
    Title:   Director
          ------------------------

                                    CARLYLE HIGH YIELD PARTNERS II, LTD.


                                    By:    /s/ Linda M. Pace
                                       -------------------------------------
                                           Linda M. Pace

                                    Title: Vice President

                                    CYPRESSTREE INSTITUTIONAL FUND, LLC
                                    By: CypressTree Investment Management
                                    Company as Portfolio Manager


                                           /s/ Philip C. Robbins

                                    By:    Philip C. Robbins

                                    Title: Vice President

                                    CYPRESSTREE FOCUSED INVESTMENT FUND, LLC
                                    By: CypressTree Investment Management
                                    Company as Portfolio Manager


                                           /s/ Philip C. Robbins

                                    By:    Philip C. Robbins

                                    Title: Vice President

                                    CYPRESSTREE INVESTMENT PARTNERS I, LTD.
                                    By: CypressTree Investment Management
                                    Company as Portfolio Manager


                                           /s/ Philip C. Robbins

                                    By:    Philip C. Robbins

                                    Title: Vice President

                                    CYPRESSTREE INVESTMENT PARTNERS II, LTD
                                    By: CypressTree Investment Management
                                    Company as Portfolio Manager


                                           /s/ Philip C. Robbins

                                    By:    Philip C. Robbins

                                    Title: Vice President

Signature page to the Second Amendment to MAIL-WELL CREDIT AGREEMENT



DELANO Company (Acct 274)
By:   Pacific Investment Management Company LLC,
      as its Investment Advisor


      By:    /s/ Mohan V. Phansalkar
        --------------------------------
             Mohan V. Phansalkar
             Executive Vice President

                                    ELT LTD.


                                    By:    /s/ Ann E. Morris
                                       -------------------------------------
                                           Ann E. Morris

                                    Title: Authorized Agent

                                    CITIBANK, N.A. as Additional Investment
                                    Manager for and on behalf of

                                    FIVE FINANCE CORPORATION


                                    By:    /s/ Mike Regan
                                       -------------------------------------
                                           Mike Regan

                                    Title: Alternative Investment Strategies
                                           399 Park Ave./7th Fl./7.n. 2
                                           Ph: (212) 559-9121


                                    By:    /s/ Daniel Slotkin
                                       -------------------------------------
                                           Daniel Slotkin

                                    Title: Vice President

                                    FIRST DOMINION FUNDING I


                                    By:    /s/ Andrew H. Marshak
                                       -------------------------------------
                                           Andrew H. Marshak

                                    Title: Authorized Signatory

                                    FIRST DOMINION FUNDING II


                                    By:    /s/ Andrew H. Marshak
                                       -------------------------------------
                                           Andrew H. Marshak

                                    Title: Authorized Signatory

                                    FRANKLIN CLO I, LIMITED


                                    By:    /s/ Chauncey Lufkin
                                       -------------------------------------
                                           Chauncey Lufkin

                                    Title: Vice President

                                    FRANKLIN FLOATING RATE MASTER SERIES


                                    By:    /s/ Chauncey Lufkin
                                       -------------------------------------
                                           Chauncey Lufkin

                                    Title: Vice President

                                    FRANKLIN FLOATING RATE TRUST


                                    By:    /s/ Chauncey Lufkin
                                       -------------------------------------
                                           Chauncey Lufkin

                                    Title: Vice President

                                    HARBOURVIEW CDO II, LTD.


                                    By:    /s/ Lisa Chaffee
                                       -------------------------------------
                                           Lisa Chaffee

                                    Title: Manager

                                    HELLER FINANCIAL, INC.


                                           /s/ David R. Campbell

                                    By:    David R. Campbell

                                    Title: Vice President

Signature page to the Second Amendment to MAIL-WELL CREDIT AGREEMENT


Jissekikun Funding, Ltd. (Acct 1288)
By:   Pacific Investment Management Company LLC,
      as its Investment Advisor


      By:    /s/ Mohan V. Phansalkar
        --------------------------------
             Mohan V. Phansalkar
             Executive Vice President

                                    KEMPER FLOATING RATE FUND


                                    By:   /s/ Kelly D. Babson
                                       -------------------------------------
                                       Name:  Kelly D. Babson

                                       Title: Managing Director

                                    KZH CYPRESSTREE-I LLC


                                    By:    /s/ Susan Lee
                                       -------------------------------------
                                           Susan Lee

                                    Title: Authorized Agent

                                    KZH LANGDALE LLC


                                    By:    /s/ Susan Lee
                                       -------------------------------------
                                           Susan Lee

                                    Title: Authorized Agent

                                    KZH SHOSHONE LLC


                                    By:    /s/ Susan Lee
                                       -------------------------------------
                                           Susan Lee

                                    Title: Authorized Agent

                                    KZH SOLEIL-2 LLC


                                    By:    /s/ Susan Lee
                                       -------------------------------------
                                           Susan Lee

                                    Title: Authorized Agent

                                    ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
                                    By: ING Pilgrim Investments,
                                        as its investment manager

                                    By:    /s/ Robert L. Wilson
                                       -------------------------------------
                                           Robert L. Wilson

                                    Title: Vice President

                                    ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
                                    By: ING Pilgrim Investments,
                                        as its investment manager


                                    By:    /s/ Robert L. Wilson
                                       -------------------------------------
                                           Robert L. Wilson

                                    Title: Vice President

                                    ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                    By: ING Pilgrim Investments,
                                        as its investment manager


                                    By:    /s/ Robert L. Wilson
                                       -------------------------------------
                                           Robert L. Wilson

                                    Title: Vice President

                                    PILGRIM AMERICA HIGH INCOME
                                    INVESTMENTS LTD.
                                    By: ING Pilgrim Investments,
                                        as its investment manager


                                    By:    /s/ Robert L. Wilson
                                       -------------------------------------
                                           Robert L. Wilson

                                    Title: Vice President

                                    PILGRIM PRIME RATE TRUST
                                    By: ING Pilgrim Investments,
                                        as its investment manager


                                    By:    /s/ Robert L. Wilson
                                       -------------------------------------
                                           Robert L. Wilson

                                    Title: Vice President

                                    PILGRIM CLO 1999-1 LTD.
                                    By: ING Pilgrim Investments,
                                        as its investment manager


                                    By:    /s/ Robert L. Wilson
                                       -------------------------------------
                                           Robert L. Wilson

                                    Title: Vice President

                                    Monument Capital Ltd., as Assignee
                                    By: Alliance Capital Management L.P., as
                                    Investment Manager

                                    By: Alliance Capital Management Corporation
                                    as General Partner


                                    By:   /s/ Teresa McCarthy
                                       -------------------------------------
                                       Name:  Teresa McCarthy
                                       Title: Vice President













Second Amendment to Credit Agreement
for Mail-Well, Inc.

                                    MORGAN STANLEY DEAN WITTER PRIME
                                    INCOME TRUST


                                    By:    /s/ Sheila A. Finnerty
                                       -------------------------------------
                                           Sheila A. Finnerty

                                    Title: Senior Vice President

                                    MOUNTAIN CAPITAL CLO I, LTD.


                                    By:    /s/ Darren P. Riley
                                       -------------------------------------
                                           Darren P. Riley

                                    Title: Director

                                    MOUNTAIN CAPITAL CLO II, LTD.


                                    By:    /s/ Darren P. Riley
                                       -------------------------------------
                                           Darren P. Riley

                                    Title: Director

                                    MUIRFIELD TRADING LLC


                                    By:    /s/ Ann E. Morris
                                       -------------------------------------
                                           Ann E. Morris

                                    Title: Asst. Vice President

                                    NORTH AMERICAN SENIOR FLOATING
                                    RATE FUND
                                    By: CypressTree Investment Management
                                    Company as Portfolio Manager

                                           /s/ Philip C. Robbins

                                    By:    Philip C. Robbins

                                    Title: Vice President

                                    OLYMPIC FUNDING TRUST, SERIES 1999-1

                                    By:    /s/ Ann E. Morris
                                       -------------------------------------
                                           Ann E. Morris

                                    Title: Authorized Agent

                                    PPM SPYGLASS FUNDING TRUST

                                    By:    /s/ Ann E. Morris
                                       -------------------------------------
                                           Ann E. Morris

                                    Title: Authorized Agent

                                  Signature page to the Second Amendment to MAIL-WELL CREDIT AGREEMENT


                                  ROYALTON COMPANY (Acct 280)
                                  By: Pacific Investment Management Company LLC,
                                      as its Investment Advisor

                                      By:    /s/ Mohan V. Phansalker
                                         -------------------------------------
                                             Mohan V. Phansalker
                                             Executive Vice President

                              Sankaty Advisors, Inc. as Collateral Manager for GREAT POINT CLO I 1999-1 LTD., as Term Lender


                              By:    /s/ Diane J. Exter
                                 -----------------------------------------
                                     Diane J. Exter

                              Title: Managing Director, Portfolio Manager

                                    SANKATY HIGH YIELD PARTNERS II, L.P.


                                    By:    /s/ Diane J. Exter
                                       -----------------------------------------
                                           Diane J. Exter

                                    Title: Managing Director, Portfolio Manager

                                STEIN ROE FLOATING RATE LIMITED
                                LIABILITY COMPANY


                                By:    /s/ James R. Fellows
                                   ---------------------------------------------
                                       James R. Fellows

                                Title: Senior Vice President
                                       Stein Roe & Farnham Incorporated
                                       as Advisor to the Stein Roe Floating Rate
                                       Limited Liability Company

                                LIBERTY-STEIN ROE ADVISOR FLOATING
                                RATE ADVANTAGE FUND


                                By:    /s/ James R. Fellows
                                   ---------------------------------------------
                                       James R. Fellows

                                Title: Senior Vice President & Portfolio Manager

                               STEIN ROE & FARNHAM CLO I LTD.

                               By: Stein Roe & Farnham Inc., as Portfolio
                                   Manager

                               By:    /s/ James R. Fellows
                                  ------------------------------------------
                                      James R. Fellows

                               Title: Sr. Vice President & Portfolio Manager

                                    STRATEGIC MANAGED LOAN PORTFOLIO
                                    By: CITIBANK, N.A. as Manager

                                    By:    /s/ Mike A. Regan
                                       -------------------------------------
                                           Mike A. Regan

                                    Title: Alternative Investment Strategies
                                           309 Park Ave./7th Fl./7.n. 2
                                           Ph: (212) 559-9221

                                    THE SUMITOMO TRUST AND BANKING
                                    COMPANY LTD., New York Branch


                                    By:    /s/ Stephen A. Stratico
                                       -----------------------------------------
                                           Stephen A. Stratico

                                    Title: Vice President

                                    TORONTO DOMINION (NEW YORK), INC.


                                    By:    /s/ Stacey Malek
                                       -----------------------------------------
                                           Stacey Malek

                                    Title: Vice President

                                    VAN KAMPEN CLO I, LIMITED
                                    By: VAN KAMPEN
                                    MANAGEMENT INC.,
                                    as Collateral Manager

                                    By:    /s/ Darvin D. Pierce
                                       ----------------------------------------
                                           Darvin D. Pierce

                                    Title: Principal

                                    VAN KAMPEN CLO II, LIMITED
                                    By: VAN KAMPEN
                                    MANAGEMENT INC.,
                                    as Collateral Manager

                                    By:    /s/ Darvin D. Pierce
                                       -----------------------------------------
                                           Darvin D. Pierce

                                    Title: Principal

                                    VAN KAMPEN
                                    PRIME RATE INCOME TRUST
                                    By: Van Kampen Investment Advisory Corp.


                                    By:    /s/ Darvin D. Pierce
                                       -----------------------------------------
                                           Darvin D. Pierce

                                    Title: Principal

                                    VAN KAMPEN
                                    SENIOR INCOME TRUST
                                    By: Van Kampen Investment Advisory Corp.


                                    By:    /s/ Darvin D. Pierce
                                       -----------------------------------------
                                           Darvin D. Pierce

                                    Title: Principal

                                    WEBSTER BANK

                                    By:    /s/ Signature
                                       -----------------------------------------


                                    Title: Vice President

                                  ANNEX I

                  To Second Amendment to Credit Agreement
                  ---------------------------------------

                                  ANNEX I
                                  -------

                                PRICING GRID
                                ------------

     From the Closing Date until the date on which the Parent delivers a Compliance Certificate pursuant to Section 7.02(c) of the Credit Agreement for the fiscal quarter ending June 30, 2000 (the "Initial Period"), the
                                           --------------
Applicable Margin and the Applicable Fee Amount shall be fixed at Level 5. From and after the last day of the Initial Period, the Applicable Margin and the Applicable Fee Amount for any day shall be the amount per annum set forth below based on the Total Leverage Ratio set forth in the most recently delivered Compliance Certificate delivered by the Parent pursuant to Section 7.02(c) of the Credit Agreement. Changes in the Applicable Margin and the Applicable Fee Amount resulting from a change in the Total Leverage Ratio shall become effective on the date of delivery by the Parent to the Agent of a new Compliance Certificate pursuant to Section 7.02(c), except that no such change shall take effect until the end of the Initial Period. If the Parent shall fail to deliver a Compliance Certificate and accompanying financial statements within the number of days after the end of any fiscal quarter or fiscal year as required pursuant to Section 7.02(c), the parties agree that the Applicable Margin and the Applicable Fee Amount shall be fixed at Level
5 until such time as the Parent delivers such new Compliance Certificate and accompanying financial statements pursuant to Section 7.02(c).
Notwithstanding the foregoing, the Applicable Margin for Tranche B Term
Loans shall be 3.00% for Offshore Rate Loans and 1.75% for Base Rate Loans at all times.


                                       OFFSHORE RATE   BASE RATE    LETTER OF    COMMITMENT
LEVEL      TOTAL LEVERAGE RATIO           SPREAD        SPREAD     CREDIT FEE       FEE
---------------------------------------------------------------------------------------------
Level 5    greater than or equal to        2.75%         1.50%        2.75%        0.500%
           4.25 to 1.00
---------------------------------------------------------------------------------------------

Level 4    greater than or equal to        2.50%         1.25%        2.50%        0.500%
           3.50 to 1.00 and less
           than 4.25 to 1.00
---------------------------------------------------------------------------------------------

Level 3    greater than or equal to        2.25%         1.00%        2.25%        0.500%
           3.00 to 1.00 and less
           than 3.50 to 1.00
---------------------------------------------------------------------------------------------

Level 2    greater than or equal to        2.00%         0.75%        2.00%        0.500%
           2.50 to 1.00 and less
           than 3.00 to 1.00
---------------------------------------------------------------------------------------------

Level 1    less than 2.50 to 1.00          1.75%         0.50%        1.75%        0.375%
---------------------------------------------------------------------------------------------

                              ANNEX I--PAGE 1

                                  ANNEX II

                  To Second Amendment to Credit Agreement
                  ---------------------------------------



ABP Books, Inc.
Curtis 1000, Inc.
Discount Labels, Inc.
Hill Graphics, Inc.
Mail-Well Canada Holdings, Inc.
Mail-Well Commercial Printing, Inc.
Mail-Well Europe Holdings, LLC
Mail-Well Label USA, Inc.
Mail-Well Mexico Holdings, Inc.
Mail-Well Services, Inc.
Mail-Well West, Inc.
National Graphics Company
Poser Business Forms, Inc.
Vanier Graphics Corporation
Wisco III, LLC




                              ANNEX II--PAGE 1